Exhibit 10.4
Amended Non-Employee Director Compensation Summary
1. Each non-employee Board member will receive a $20,000 annual retainer, payable quarterly in arrears on the fifth business day prior the end of each calendar quarter. For each year, commencing in 2009, any such Board member may elect (by giving written notice to the Company on or before the first business day of the applicable calendar year) to receive such annual retainer in the form of shares of Common Stock of the Company, payable quarterly in arrears on the fifth business day prior the end of each quarter under the Town Sports International Holdings, Inc. 2006 Stock Incentive Plan, as amended (the “Plan”) (with the value of such shares of Common Stock being the Fair Market Value (as defined in the Plan) thereof on the fifth business day before the end of each calendar quarter). Notwithstanding the preceding sentence, any Board member who has so elected to receive such annual retainer in the form of shares of Common Stock of the Company may revoke such election for the balance of such calendar year by giving written notice to the Company at any time when such Board member is otherwise eligible to purchase and sell shares of Common Stock of the Company pursuant to the Company’s then existing trading policies and procedures with respect to such purchases and sales. This annual retainer will be pro rated for any partial year.
2. The chairman of the Audit Committee will receive an additional $10,000 annual retainer, payable quarterly in arrears on the fifth business day prior the end of each calendar quarter. For each year, commencing in 2009, the chairman of the audit committee may elect (by giving written notice to the Company on or before the first business day of the applicable calendar year) to receive such annual retainer in the form of shares of Common Stock of the Company, payable quarterly in arrears on the fifth business day prior the end of each calendar quarter under the Plan (with the value of such shares of Common Stock being the Fair Market Value thereof on the fifth business day before the end of each calendar quarter). Notwithstanding the preceding sentence, the chairman of the Audit Committee, if he or she so elected to receive such annual retainer in the form of shares of Common Stock of the Company, may revoke such election for the balance of such calendar year by giving written notice to the Company at any time when he or she is otherwise eligible to purchase and sell shares of Common Stock of the Company pursuant to the Company’s then existing trading policies and procedures with respect to such purchases and sales. This additional annual retainer will be pro rated for any partial year.
3. Each existing non-employee Board member will receive an annual stock option grant of 1,000 shares on the first business day of each calendar year with the exercise price being the Fair Market Value thereof on the date of the grant. Each annual grant will vest on the first anniversary of the grant.
4. Each new non-employee Board member joining the Board will receive an initial stock option grant of 5,000 shares with the exercise price being the Fair Market Value thereof on the date of the grant. The grant will vest in three equal installments on the first, second and third anniversaries of the grant, respectively. Each new non-employee director will be eligible in the following year to receive the annual stock option grant referred to in Section 3 above.
5. Each non-employee Board member will receive an additional $3,000 for each Board meeting that such director attends in person and an additional $1,000 for each Board meeting that such director attends via telephone.
6. Each non-employee member of a committee other than the audit committee will receive an additional $1,000 for each committee meeting that such director attends in person and an additional $500 for each Board committee meeting that such director attends via telephone.
7. Each non-employee member of the audit committee will receive an additional $2,500 for each audit committee meeting that such director attends in person and an additional $1,000 for each audit committee meeting that such director attends via telephone.
8. Each non-employee Board member and each member of a committee will be reimbursed for any out-of-pocket expenses reasonably incurred by him or her in connection with services provided in such capacity.
Approved May 14, 2009